SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003
                                                         ----------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                      333-00643               22-3213714
         ----------                      ---------               ----------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-00643-02              22-3418939
         --------                      ------------              ----------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43979-03              22-3550202
         --------                      ------------              ----------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43975-03              22-3550203
         --------                      ------------              ----------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
         incorporation)                   Number)         Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           Press Release, dated January 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

     Filed as an exhibit hereto is a Press Release, dated January 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TRUMP ATLANTIC CITY ASSOCIATES

Date:  January 30, 2003                  By:  Trump Atlantic City Holding, Inc.,
                                                   Its Managing General Partner

                                         By: /s/ JOHN P. BURKE
                                             -----------------
                                         Name:  John P. Burke
                                         Title: Vice President and Treasurer


                                         TRUMP ATLANTIC CITY FUNDING, INC.

Date:  January 30, 2003                  By: /s/ JOHN P. BURKE
                                             -----------------
                                         Name:  John P. Burke
                                         Title: Treasurer


                                         TRUMP ATLANTIC CITY FUNDING II, INC.

Date:  January 30, 2003                  By: /s/ JOHN P. BURKE
                                             -----------------
                                         Name:  John P. Burke
                                         Title: Treasurer


                                         TRUMP ATLANTIC CITY FUNDING III, INC.

Date:  January 30, 2003                  By: /s/ JOHN P. BURKE
                                             -----------------
                                         Name:  John P. Burke
                                         Title: Treasurer

                                  EXHIBIT INDEX

Exhibit No.                            Description

99.1           Press Release, dated January 30, 2003, of Trump
               Hotels & Casino Resorts, Inc.